Exhibit 99.3

EXCEL CORPORATION

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

EXCEL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Historical		Pro Forma
	Excel Corporation	Calpian, Inc. (U.S. Operations)	Adjustment A	Adjustment B	Adjustment C	Adjustment D	Combined
Revenues
Equipment lease revenue	$6,842,072	$-	$-	$-	$-	$-	$6,842,072
Transaction and processing fees	2,228,878	17,002,624	-	-	-	(756,655)	18,474,847
Residual portfolios	-	3,662,690	-	-	-	(14,489)	3,648,201
Other	40,942	1,559,409	-	-	-	15,308	1,615,659
Total revenues	9,111,892	22,224,723	-	-	-	(755,836)	30,580,779

Costs and expenses
Residual portfolio amortization	-	1,150,569	-	(787,613)	-	(31,674)	331,282
Processing and servicing	-	14,350,913	-	-	-	(514,170)	13,836,743
Equipment/other	1,422,013	723,494	-	-	-	(54,602)	2,090,905
Salaries and wages	7,412,124	5,585,029	(2,187,095)	-	-	-	10,810,058
Outside commissions	1,281,595	-	-	-	-	-	1,281,595
Other selling general and administrative expenses	2,017,067	5,880,074	(4,022,723)	-	-	-	3,874,418
Total costs and expenses	12,132,799	27,690,079	(6,209,818)	(787,613)	-	(600,446)	32,225,001

Net income (loss) from operations	(3,020,907)	(5,465,356)	6,209,818	787,613	-	(155,390)	(1,644,222)

Other income (expenses)
Interest Expense	(391,075)	(3,056,181)	-	-	1,976,181	-	(1,471,075)
Gain on sale of assets	2,800,000	5,314,744	-	-	-	-	8,114,744
Gain on equity investment	-	29,288	-	-	-	-	29,288
Gain on legal settlement	-	340,642	-	-	-	-	340,642
Loss on goodwill impairment	-	(2,341,928)	-	-	-	-	(2,341,928)
Gain on settlement of debt	175,101	-	-	-	-	-	175,101
Total other income	2,584,026	286,565	-	-	1,976,181	-	4,846,772

Net income (loss)	$(436,881)	$(5,178,791)	$6,209,818	$787,613	$1,976,181	$(155,390)	$3,202,550

The accompanying notes are an integral part of the Unaudited Pro Forma Combined Financial Statements.

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EXCEL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

	Historical		Pro Forma
	Excel Corporation	Calpian, Inc. (U.S. Operations)	Adjustment A	Adjustment B	Adjustment C	Adjustment D	Adjustment E	Combined
Revenues
Equipment lease revenue	$9,093,792	$-	$-	$-	$-	$-	$-	$9,093,792
Transaction and processing fees	3,274,158	4,501,622	-	-	-	(130,169)	3,512,387	11,157,998
Residual portfolios	-	1,304,236	-	-	-	(14,567)	642,195	1,931,864
Other	21,623	1,035,721	-	-	-	6,602	332,814	1,396,760
Total revenues	12,389,573	6,841,579	-	-	-	(138,134)	4,487,396	23,580,414

Costs and Expenses
Residual portfolio amortization	-	419,865	-	(147,648)	-	(4,236)	297,972	565,953
Processing and servicing	-	4,147,204	-	-	-	(21,852)	3,028,737	7,154,089
Equipment/other	2,596,666	265,347	-	-	-	(29,174)	178,922	3,011,761
Salaries and wages	7,821,752	1,429,184	(825,425)	-	-	-	1,054,325	9,479,836
Outside commissions	1,202,980	-	-	-	-	-	-	1,202,980
Other selling general and administrative expenses	1,648,172	3,170,603	(4,005,953)	-	-	-	1,759,048	2,571,870
Total costs and expenses	13,269,570	9,432,203	(4,831,378)	(147,648)	-	(55,262)	6,319,004	23,986,489

Net income (loss) from operations	(879,997)	(2,590,624)	4,831,378	147,648	-	(82,872)	(1,831,608)	(406,075)

Other income (expenses)
Interest Expense	(213,373)	(1,294,035)	-	-	1,275,524	-	(701,489)	(933,373)
Gain on legal settlement	-	-	-	-	-	-	340,642	340,642
Loss on goodwill impairment	-	-	-	-	-	-	(2,341,928)	(2,341,928)
Gain on sale of assets	-	123,992	-	-	-	-	2,455,035	2,579,027
Total other income (expenses)	(213,373)	(1,170,043)	-	-	1,275,524	-	(247,740)	(355,632)

Net income (loss)	$(1,093,370)	$(3,760,667)	$4,831,378	$147,648	$1,275,524	$(82,872)	$(2,079,348)	$(761,707)

The accompanying notes are an integral part of the Unaudited Pro Forma Combined Financial Statements.

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EXCEL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2015

	Historical		Pro Forma
	Excel Corporation	Calpian, Inc. (U.S. Operations)	Adjustment A	Adjustment B	Combined
ASSETS
Current Assets
Cash and cash equivalents	$222,165	$686,782	$(428,896)	$-	$480,051
Accounts receivable	412,879	295,350	166,297	-	874,526
Restricted cash	-	51,494	-	-	51,494
Shares receivable	90,000	-	-	-	90,000
Other current assets	12,379	2,069,772	(1,954,208)	-	127,943
Total current assets	737,423	3,103,398	(2,216,807)	-	1,624,014

Other Assets
Property and equipment, net	318,963	198,167	(23,764)	-	493,366
Goodwill	4,440,355	-	4,868,998	-	9,309,353
Residual portfolios, net	-	6,636,577	(4,095,887)	-	2,540,690
Equity investments	-	389,927	(225,137)	-	164,790
Other long term assets	61,153	1,182,445	(649,828)	-	593,770
Total other assets	4,820,471	8,407,116	(125,618)	-	13,101,969
Total assets	$5,557,894	$11,510,514	$(2,342,425)	$-	$14,725,983

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$1,301,946	$884,212	$(859,212)	$-	$1,326,946
Accrued compensation	1,000,525	-	-	-	1,000,525
Other accrued liabilities	835,694	1,021,761	(878,673)	-	978,782
Related party payables	-	833,435	(833,435)	-	-
Notes payable - current portion	447,277	3,329,064	(3,329,064)	-	447,277
Total current liabilities	3,585,442	6,068,472	(5,900,384)	-	3,753,530

Long-term liabilities
Notes payable - long term portion	351,565	11,539,995	(11,539,995)	9,000,000	9,351,565
Other long term liabilities	31,966	-	-	-	31,966
Total long-term liabilities	$383,531	$11,539,995	$(11,539,995)	$9,000,000	$9,383,531

Commitments and contingencies

STOCKHOLDERS' EQUITY
Preferred stock, $.0001 par value, 10,000,000 shares authorized, none issued and outstanding as of September 30, 2015	-	-	-	-	-
Series A preferred stock, $.001 par value 2 shares issued and outstanding as of September 30, 2015	-	-	-	-	-
Common stock, $.0001 par value, 200,000,000 shares authorized 99,259,070 and 97,259,070 shares issued and outstanding as of September 30, 2015	9,926	-	-	-	9,926
Additional paid-in capital	4,450,504	-	-	-	4,450,504
Accumulated deficit	(2,871,509)	-	-	-	(2,871,509)
Total stockholders' equity (deficit)	1,588,921	(6,097,953)		6,097,953	1,588,921
Total Liabilities and Stockholders' Equity	5,557,894	11,510,514	(17,440,379)	15,097,953	14,725,982

The accompanying notes are an integral part of the Unaudited Pro Forma Combined Financial Statements.

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Excel Corporation

Notes to Unaudited Pro Forma Combined Financial Statements

Note 1. Basis of Presentation

The accompanying Unaudited Pro Forma Combined Consolidated Financial Statements (“Pro Forma Statements”) present the pro forma combined consolidated financial position and results of operations of Excel and United States Operations of Calpian Inc. (“Calpian US”) based upon the historical financial statements of Excel and Calpian US after giving effect to the acquisition and the adjustments described in the footnotes.

The pro forma amounts have been developed from (a) the audited consolidated financial statements of Excel contained in its Annual Report on Form 10-K for the year ended December 31, 2014, the unaudited consolidated financial statements of Excel contained in its Quarterly Report on Form 10-Q for the nine-month period ended September 30, 2015 and (b) the audited combined financial statements of Calpian US for the year ended March 31, 2015 and the unaudited combined financial statements of Calpian US for the six-month period ended September 30, 2015. Historical results of Calpian US have been adjusted to reclassify certain amounts to conform to Excel’s presentation.

The Pro Forma Statements have been prepared to reflect adjustments to our historical consolidated financial information that are directly attributable to the acquisition and factually supportable. Under accounting for business combinations, the acquired assets and liabilities of Calpian US were recorded at their respective fair values as of the date of the acquisition, November 30, 2015.

The Pro Forma Statements are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of Excel would have been had the acquisition of Calpian’s US assets and operations occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position.

The Pro Forma Statements should be read in conjunction with the separate historical consolidated financial statements and accompanying notes of Excel and Calpian US.

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Note 2. Pro Forma Adjustments

Balance Sheet

Adjustment A. Allocation of Purchase Price

Excel’s wholly owned subsidiary, eVance, acquired Calpian US for the assumption of $9,000,000 in debt as well as the issuance of warrants for 6,000,000 shares of Excel common stock. eVance recorded the acquired assets and assumed liabilities at their fair value. The excess of consideration paid over net assets acquired is classified as goodwill. The allocation of the purchase price is set forth below.

Consideration Paid
Debt Assumed	$9,000,000

Fair Value of Assets Acquired
Cash and equivalents	$257,886
Accounts receivable	461,647
Restricted cash	51,494
Other current assets	115,564
Property and equipment, net	174,403
Residual portfolios	2,540,690
Equity investments	164,790
Deposits	532,617
Total assets acquired	$4,299,091
Liabilities Assumed
Accounts payable	$25,000
Accrued liabilities	143,088
Total liabilities	168,088
Net assets acquired	4,131,002
Goodwill	$4,868,998

Adjustment B. The pro forma balance sheet reflects an adjustment to eliminate the historical debt of Calpian US and add the $9,000,000 in amended and restated notes assumed by eVance.

Statements of Operations

The pro forma statements of operations include the historical results of Calpian US operations and have been adjusted to reflect the adjustments below:

A.	This adjustment eliminates historical operating expenses of Calpian’s corporate office which are not related to the business acquired, not included in the purchase agreement and not expected to be incurred by eVance subsequent to the effective date of the transaction.

B.	This adjustment adjusts amortization of the value of residual portfolios based upon the purchase price accounting and valuation of the purchased assets by eVance. Residual portfolios are amortized on a straight-line basis over 84 months

C.	This adjustment eliminates the interest expense incurred by Calpian and replaces it with the interest expense that would have been incurred based upon the $9,000,000 of debt assumed by eVance.

D.	This adjustment reflects a change in accounting for the Calpian financial statements from a cash basis to an accrual basis in accordance with generally accepted accounting principles and Excel's revenue recognition policies.

E.	This adjustment adds the 3 month period ended March 31, 2015 to the Calpian US statement of operations which includes the results of operations for the six months ended September 30, 2015.

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Note 3. Other Adjustments

In March 2015 Calpian US sold approximately 25% of its merchant portfolio of residuals resulting in a gain of $2,455,035 and a goodwill impairment of $2,341,928. The revenues, expenses associated with the sold portfolio as well as the transaction gains and losses described above have been eliminated to more accurately reflect the actual operations purchased by eVance. The table below reflects the impact of these adjustments to the Combined Pro Forma Statements of Operations.

	Year ended December 31, 2014			Nine months ended September 30, 2015
	Combined Pro Forma	Adjustment	Adjusted	Combined Pro Forma	Adjustment	Adjusted

Revenues	$30,580,779	$(6,945,865)	$23,634,914	$23,580,414	$(519,839)	$23,060,575
Costs and expenses	32,225,001	(5,640,426)	26,584,575	23,986,489	(426,713)	23,559,776
Loss from operation	(1,644,222)	(1,305,439)	(2,949,661)	(406,075)	(93,127)	(499,202)
Other income (expense)
Interest expense	(1,471,075)	_	(1,471,075)	(933,373)	_	(933,373)
Gain/(loss) on sale of assets	8,114,744	(2,455,035)	5,659,709	2,579,027	(2,455,035)	123,992
Gain on equity investment	29,288	_	29,288	_	_	-
Gain on legal settlement	340,642	_	340,642	_	_	-
Loss on goodwill impairment	(2,341,928)	2,341,928	-	(2,341,928)	2,341,928	-
Gain on settlement of debt	175,101	-	175,101	340,642	-	340,642
Other income (expense)	4,846,772	(113,107)	4,733,665	(355,632)	(113,107)	(468,739)

Net income (loss)	$3,202,550	$(1,418,546)	$1,784,004	$(761,707)	$(206,234)	$(967,941)

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